Summary of Significant Accounting Policies (Policies)	12 Months Ended
Jun. 30, 2020
Disclosure Of Summary Of Significant Accounting Policies [Abstract]
Basis of Preparation

1. Basis of preparation

The general purpose financial statements of Mesoblast Limited and its subsidiaries have been prepared in accordance with International Financial Reporting Standards, as issued by the International Accounting Standards Board and Australian equivalent International Financial Reporting Standards, as issued by the Australian Accounting Standards Board. Mesoblast Limited is a for-profit entity for the purpose of preparing the financial statements.

The financial statements cover Mesoblast Limited and its subsidiaries. The financial statements were authorized for issue by the board of directors on August 27, 2020. The directors have the power to amend and reissue the financial statements.

(i)	Going concern

The Group has incurred losses from operations since our inception in 2004 and as of June 30, 2020, the Group had an accumulated deficit of $548.8 million. The Group had cash and cash equivalents of $129.3 million as of June 30, 2020 and incurred net cash outflows from operations of $56.4 million for the year ended June 30, 2020.

The Group has an overarching strategy to fund operations predominately through sales of RYONCIL and non-dilutive strategic and commercial transactions. In addition to increasing cash inflows through sales of RYONCIL, the Group intends to enter into new strategic partnerships for our Phase 3 product candidates, drawing on up to $67.5 million additional funds from existing strategic and financing partnerships, subject to certain conditions, or through equity-based financing. Over the next 12 months some or all of these cash inflows will be required for us to meet our forecast expenditure and continue as a going concern, although there is uncertainty related to our ability to access these cash inflows.

Management and the directors believe that the Group will be successful in the above matters and, accordingly, have prepared the financial report on a going concern basis, notwithstanding that there is a material uncertainty that may cast significant doubt on our ability to continue as a going concern and that the Group may be unable to realize our assets and discharge our liabilities in the normal course of business.

References to matters that may cast significant doubt about the Group’s ability to continue as a going concern also raise substantial doubt as contemplated by the Public Company Accounting Oversight Board (“PCAOB”) standards.

(ii)Historical cost convention

These financial statements have been prepared under the historical cost convention, as modified by the revaluation of financial assets at fair value through other comprehensive income, financial assets and liabilities (including derivative instruments) at fair value through profit or loss, certain classes of property, plant and equipment and investment property.

(iii)	New and amended standards adopted by the Group

Leases

The Group adopted IFRS 16 Leases on July 1, 2019. Our principal accounting policy from July 1, 2019, are that leases are recognized as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Group. For principal accounting policies relating to the comparative year, refer to our annual report on Form 20-F for the year ended June 30, 2019. In accordance with the transition provisions in IFRS 16 the new rules have been adopted retrospectively with the cumulative effect of initially applying the new standard recognized on July 1, 2019. Comparatives have not been restated as permitted under the specific transition provisions in the standard.

On adoption of IFRS16, the Group recognized lease liabilities in relation to leases which had previously been classified as ‘operating leases’ under the principles of IAS 17 Leases. These liabilities were measured at the present value of the remaining lease payments, discounted using the incremental borrowing rate as of July 1, 2019. The weighted average lessee’s incremental borrowing rate applied to the lease liabilities on July 1, 2019 was 6.52%. A reconciliation between the operating lease commitments disclosed applying IAS 17 at June 30, 2019 and the lease liabilities recognized at July 1, 2019 is described in Note 22(a).

Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of the following lease payments:

•	fixed payments (including in-substance fixed payments), less any lease incentives receivable;
•	variable lease payment that are based on an index or a rate;
•	amounts expected to be payable by the lessee under residual value guarantees;
•	the exercise price of a purchase option if the lessee is reasonably certain to exercise that option; and
•	payments of penalties for terminating the lease, if the lease term reflects the lessee exercising that option.

Variable lease payments that are not based on an index or a rate are not included in the initial measurement of the lease liability and are expensed in the Income Statement when incurred. There were no variable lease payments that were expensed in the Income Statement for the year ended June 30, 2020.

For certain contracts that contain lease and non-lease components, the Group accounts for each lease component within the contract as a lease separately from non-lease components of the contract. The Group identifies a separate lease component if there is an explicit or implicit identified asset in the contract and if the Group controls use of the identified asset.

The lease payments are discounted using the interest rate implicit in the lease, if that rate can be determined, or the Group’s incremental borrowing rate.

Right-of-use assets are measured at cost comprising the following:

•	the amount of the initial measurement of lease liability;
•	any lease payments made at or before the commencement date, less any lease incentives received;
•	any initial direct costs; and
•	restoration costs.

Payments associated with short-term leases with a lease term of 12 months or less, contracts that contain lease and non-lease components that are cancellable within 12 months and leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. Low-value assets comprise IT-equipment and small items of office furniture.

(iv) New accounting standards and interpretations not yet adopted by the Group

There were no new accounting standards and interpretations not yet adopted by the Group for the June 30, 2020 reporting period.

Change in accounting policies

a.Change in accounting policies

i.	Leases

The Group adopted IFRS 16 Leases on July 1, 2019. Our accounting policy from July 1, 2019, is that leases are recognized as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use. For accounting policies relating to the comparative year, refer to our annual report on Form 20-F for the year ended June 30, 2019. Comparatives have not been restated as permitted under the specific transition provisions in the standard.

(in U.S. dollars, in thousands)	2019
Operating lease commitments disclosed as at June 30, 2019	7,460
Discounted using the group's average incremental borrowing rate of 6.52%	6,146
(Less): Short term leases recognized on a straight line basis as expense	(371)
Lease liability recognized as at July 1, 2019	5,775

The associated right-of-use assets for property leases were measured on a retrospective basis as if the new rules had always been applied. Right-of-use assets increased by $4.7 million and lease liabilities increased by $5.6 million on July 1, 2019. The net impact on retained earnings on July 1, 2019 was $0.9m.

In applying IFRS 16 for the first time, the Group has used the following practical expedients permitted by the standard:

•	the use of a single discount rate to a portfolio of leases with reasonably similar characteristics
•	the accounting for operating leases with a remaining lease term of less than 12 months as at July 1, 2019 as short term leases
•	the exclusion of initial direct costs for the measurement of the right-of-use asset at the date of initial application
•	the use of hindsight in determining the lease term where the contract contains options to extend or terminate the lease.

The Group has also elected not to reassess whether a contract is, or contains a lease at the date of initial application. Instead, for contracts entered into before the transition date the group relied on its assessment made applying IAS 17 and Interpretation 4 Determining whether an Arrangement contains a Lease.

Principles of consolidation
b.	Principles of consolidation
i.	Subsidiaries

The consolidated financial statements incorporate the assets and liabilities of all subsidiaries of Mesoblast Limited (“Company” or “Parent Entity”) as of June 30, 2020 and the results of all subsidiaries for the year then ended. Mesoblast Limited and its subsidiaries together are referred to in this financial report as the Group or the consolidated entity.

Subsidiaries are all entities (including structured entities) over which the Group has control. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity.

Subsidiaries are fully consolidated from the date on which control is transferred to the Group. They are deconsolidated from the date that control ceases.

The acquisition method of accounting is used to account for business combinations by the Group.

Intercompany transactions, balances and unrealized gains on transactions between Group companies are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of the impairment of the asset transferred. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

ii.	Employee share trust

The Group has formed a trust to administer the Group’s employee share scheme. This trust is consolidated, as the substance of the relationship is that the trust is controlled by the Group.

Segment reporting
c.	Segment reporting
The Group predominately operates in one segment as set out in Note 21.
Foreign currency translation
d.	Foreign currency translation
(i)	Functional and presentation currency

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The functional currency of Mesoblast Limited is the AUD. The consolidated financial statements are presented in USD, which is the Group’s presentation currency.

(ii)	Translations and balances

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the transaction at period end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in net loss, except when they are deferred in equity as qualifying cash flow hedges and qualifying net investment hedges or attributable to part of the net investment in a foreign operation.

Non-monetary items that are measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined. Translation differences on assets and liabilities carried at fair value are reported as part of the fair value gain or loss. For example, translation differences on non-monetary assets and liabilities such as equities held at fair value through profit or loss are recognized in net loss as part of the fair value gain or loss and translation differences on non-monetary assets such as equities classified as financial assets at fair value are recognized in other comprehensive income.

(iii)	Group companies

The results and financial position of all the Group entities (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

•	assets and liabilities for the balance sheets presented are translated at the closing rate at the date of that balance sheets;
•

income and expenses for the statements of comprehensive income are translated at average exchange rates (unless this is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and all resulting exchange differences are recognized in other comprehensive income.

(iv)	Other

On consolidation, exchange differences arising from the translation of any net investment in foreign entities, and of borrowings and other financial instruments designated as hedges of such investments, are recognized in other comprehensive income. When a foreign operation is sold or any borrowings forming part of the net investment are repaid, the associated exchange differences are reclassified to net loss, as part of the gain or loss on sale.

Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entities and translated at the closing rate.

Revenue recognition
e.	Revenue recognition

The Group adopted IFRS 15 Revenue from Contracts with Customers on July 1, 2018, using the modified retrospective approach. Revenue from contracts with customers is measured and recognized in accordance with the five step model prescribed by the standard.

First, contracts with customers within the scope of IFRS 15 are identified. Distinct promises within the contract are identified as performance obligations. The transaction price of the contract is measured based on the amount of consideration the Group expect to be entitled from the customer in exchange for goods or services. Factors such as requirements around variable consideration, significant financing components, noncash consideration, or amounts payable to customers also determine the transaction price. The transaction is then allocated to separate performance obligations in the contract based on relative standalone selling prices. Revenue is recognized when, or as, performance obligations are satisfied, which is when control of the promised good or service is transferred to the customer.

There was no cumulative impact of the adoption of IFRS 15 Revenue from Contracts with Customers on July 1, 2018.

Revenues from contracts with customers comprise commercialization and milestone revenue. The Group also have revenue from research and development tax incentives and interest revenue.

(i)	Commercialization and milestone revenue

Commercialization and milestone revenue generally includes non-refundable up-front license and collaboration fees; milestone payments, the receipt of which is dependent upon the achievement of certain clinical, regulatory or commercial milestones; as well as royalties on product sales of licensed products, if and when such product sales occur; and revenue from the supply of products. Payment is generally due on standard terms of 30 to 60 days.

Amounts received prior to satisfying the revenue recognition criteria are recorded as deferred revenue or deferred consideration in our consolidated balance sheets, depending on the nature of arrangement. Amounts expected to be recognized as revenue within the 12 months following the balance sheet date are classified within current liabilities. Amounts not expected to be recognized as revenue within the 12 months following the balance sheet date are classified within non-current liabilities.

Milestone revenue

The Group applies the five-step method under the standard to measure and recognize milestone revenue.

The receipt of milestone payments is often contingent on meeting certain clinical, regulatory or commercial targets, and is therefore considered variable consideration. The Group estimate the transaction price of the contingent milestone using the most likely amount method. The Group include in the transaction price some or all of the amount of the contingent milestone only to the extent that it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the contingent milestone is subsequently resolved. Milestone payments that are not within the control of the Company, such as regulatory approvals, are not considered highly probable of being achieved until those approvals are received. Any changes in the transaction price are allocated to all performance obligations in the contract unless the variable consideration relates only to one or more, but not all, of the performance obligations.

When consideration for milestones is a sale-based or usage-based royalty that arises from licenses of IP (such as cumulative net sales targets), revenue is recognized at the later of when (or as) the subsequent sale or usage occurs, or when the performance obligation to which some or all of the royalty has been allocated has been satisfied (or partially satisfied).

Licenses of intellectual property

When licenses of IP are distinct from other goods or services promised in the contract, the Group recognize the transaction price allocated to the license as revenue upon transfer of control of the license to the customer. The Group evaluate all other promised goods or services in the license agreement to determine if they are distinct. If they are not distinct, they are combined with other promised goods or services to create a bundle of promised goods or services that is distinct.

The transaction price allocated to the license performance obligation is recognized based on the nature of the license arrangement. The transaction price is recognized over time if the nature of the license is a “right to access” license. This is when the Group undertake activities that significantly affect the IP to which the customer has rights, the rights granted by the license directly expose the customer to any positive or negative effects of our activities, and those activities do not result in the transfer of a good or service to the customer as those activities occur. When licenses do not meet the criteria to be a right to access license, the license is a “right to use” license, and the transaction price is recognized at the point in time when the customer obtains control over the license.

Sales-based or usage-based royalties

Licenses of IP can include royalties that are based on the customer’s usage of the IP or sale of products that contain the IP. The Group apply the specific exception to the general requirements of variable consideration and the constraint on variable consideration for sales-based or usage-based royalties promised in a license of IP. The exception requires such revenue to be recognized at the later of when (or as) the subsequent sale or usage occurs and the performance obligation to which some or all of the sales-based or usage-based royalty has been allocated has been satisfied (or partially satisfied).

Grünenthal arrangement

In September 2019, the Group entered into a strategic partnership with Grünenthal for the development and commercialization in Europe and Latin America of the Group’s allogeneic mesenchymal precursor cell (“MPC”) product, MPC-06-ID, receiving exclusive rights to the Phase 3 allogeneic product candidate for the treatment of low back pain due to degenerative disc disease.

The Group received a non-refundable upfront payment of $15.0 million in October 2019, on signing of the contract with Grünenthal. The Group received a milestone payment in December 2019 of $2.5 million in relation to meeting a milestone event as part of the strategic partnership with Grünenthal. The Group may receive up to an additional $132.5 million in payments if certain milestones are satisfied in relation to clinical, manufacturing, regulatory and reimbursement approval prior to product launch. The Group is further entitled to receive milestones payments based on regulatory and cumulative product sales milestones, as well as tiered double-digit royalties on product sales.

The strategic partnership with Grünenthal includes a license of IP and the provision of development services. Under IFRS 15 Revenue from contracts with customers, the Group have identified three distinct performance obligations in the strategic partnership with Grünenthal. The three performance obligations identified are the right of use license of IP, research & development and chemistry, manufacturing and controls (“R&D and CMC”) services and other development services. The license of IP was considered distinct from the development services as it is capable of being granted separately and the development services do not significantly modify or customize the license nor are the license and development services significantly interrelated or interdependent. The Group also evaluated the promises in the development services and determined the R&D and CMC services were distinct from the other development services as they are not significantly interrelated or interdependent.

The standalone selling price for each performance obligation is not directly observable, so the Group have estimated the standalone selling price through the most appropriate method to ensure the estimate represents the price the Group would charge for the goods or services if they were sold separately. The Group considered the application and results of a combination of methods and utilized the cost plus a margin approach as the primary method. For R&D and CMC services, the Group estimated the standalone selling price to be $85.0 million. For the other development services the Group estimated the standalone selling price to be $10.0 million. Significant judgement was applied in determining the standalone selling price and the variable consideration that was allocated to each performance obligation. Based on this analysis, the $15.0 million upfront payment was allocated to the license of IP performance obligation. Upon signing of this strategic partnership in September 2019, the Group recognized $15.0 million in revenue for the right of use license of IP as this performance obligation was considered completely satisfied at this date.

The Group evaluated the constraint over the remaining variable consideration under the contract and determined that all of the milestone payments relating to the R&D and CMC services and other development services were considered constrained as at June 30, 2020. As part of this evaluation, the Group considered a variety of factors, including whether the receipt of the milestone payments is outside of the Group’s control or contingent on the outcome of clinical trials and the impact of certain repayment clauses. The Group will continue to evaluate the constraint over variable consideration in future periods. Additionally, the Group applies the sales-based and usage-based royalty exception for licenses of intellectual property and therefore will recognize royalties and sales-based milestone payments as revenue when the subsequent sale or usage occurs.

The $2.5 million milestone payment received in December 2019 from Grünenthal was considered constrained and resulted in deferred consideration as of June 30, 2020. In future periods, additional milestone payments from Grünenthal may result in deferred consideration as revenue recognition of R&D and CMC services and other development services will be dependent upon the assessment of the constraint over variable consideration as well as the percentage of progress towards meeting the development service performance obligations over time.

There was no milestone revenue recognized in relation to this strategic partnership with Grünenthal in the year ended June 30, 2019.

Tasly arrangement

In July 2018, the Group entered into a strategic alliance with Tasly for the development, manufacture and commercialization in China of the Group’s allogeneic mesenchymal precursor cell MPC products, MPC-150-IM and MPC-25-IC. Tasly received all exclusive rights for MPC-150-IM and MPC-25-IC in China and Tasly will fund all development, manufacturing and commercialization activities in China.

The Group received a $20.0 million up-front technology access fee from Tasly upon closing of this strategic alliance in October 2018. The Group is also entitled to receive $25.0 million on product regulatory approvals in China, double-digit escalating royalties on net product sales and up to six escalating milestone payments when the product candidates reach certain sales thresholds in China.

Under IFRS 15, upon completion of this strategic alliance in September 2018, the Group recognized $10.0 million in milestone revenue from the $20.0 million up-front technology access fee received in October 2018, as this was the portion of revenue that control was transferred to Tasly, and the remaining $10.0 million from the $20.0 million up-front payment was recognized as deferred consideration on the consolidated balance sheet. In the year ended June 30, 2020, the deferred consideration amount was recognized in revenue as the control for this portion of revenue was transferred to Tasly based on the Group’s decision regarding the exercise of the Group’s rights in the terms and conditions of the agreement.

TiGenix arrangement

In December 2017, the Group entered into a patent license agreement with TiGenix, now a wholly owned subsidiary of Takeda, which granted Takeda exclusive access to certain of our patents to support global commercialization of the adipose-derived MSC product, Alofisel® a registered trademark of TiGenix, previously known as Cx601, for the local treatment of fistulae. The agreement includes the right for Takeda to grant sub-licenses to affiliates and third parties. The Group is entitled to further payments up to €10.0 million when Takeda reaches certain product regulatory milestones. Additionally, the Group will receive single digit royalties on net sales of Alofisel®.

In the year ended June 30, 2020, the Group commenced earning royalty income on sales of Alofisel® in Europe by our licensee Takeda. To date, royalty income earned on sales of Alofisel® in Europe by our licensee Takeda have not been significant.

JCR arrangement

In October 2013, the Group acquired all of Osiris’ culture-expanded, MSC-based assets. These assets included assumption of a collaboration agreement with JCR, a research and development oriented pharmaceutical company in Japan. Revenue recognized under this agreement is limited to the amount of cash received or for which the Group is entitled, as JCR has the right to terminate the agreement at any time.

Under the JCR Agreement, JCR is responsible for all development and manufacturing costs including sales and marketing expenses. Under the JCR Agreement the Group assumed from Osiris, JCR has the right to develop our MSCs in two fields for the Japanese market: exclusive in conjunction with the treatment of hematological malignancies by the use of hematopoietic stem cells derived from peripheral blood, cord blood or bone marrow, or the First JCR Field; and non-exclusive for developing assays that use liver cells for non-clinical drug screening and evaluation, or the Second JCR Field. With respect to the First JCR Field, the Group is entitled to payments when JCR reaches certain commercial milestones and to escalating double-digit royalties. These royalties are subject to possible renegotiation downward in the event of competition from non-infringing products in Japan. With respect to the Second JCR Field, the Group is entitled to a double digit profit share. The Group expanded our partnership with JCR in Japan for two new indications: for wound healing in patients with Epidermolysis Bullosa (“EB”) in October 2018, and for hypoxic ischemic encephalopathy (“HIE”), a condition suffered by newborns who lack sufficient blood supply and oxygen to the brain, in June 2019. The Group will receive royalties on TEMCELL product sales for EB and HIE, if and when JCR begins selling TEMCELL for such indications in Japan. The Group apply the sales-based and usage-based royalty exception for licenses of intellectual property and therefore recognize royalty revenue at the later of when the subsequent sale or usage occurs and the associated performance obligation has been satisfied.

In the year ended June 30, 2020, the Group recognized $6.6 million in commercialization revenue relating to royalty income earned on sales of TEMCELL in Japan by our licensee JCR, compared with $5.0 million for the year ended June 30, 2019. These amounts were recorded in revenue as there are no further performance obligations required in regards to these items.

In the year ended June 30, 2019, and 2018, the Group recognized $1.0 million and $1.5 million, respectively, in milestone revenue upon our licensee, JCR, reaching cumulative net sales milestones for sales of TEMCELL in Japan. These amounts were recorded in revenue as there were no further performance obligations required in regard to this items. There was no milestone revenue recognized in year ended June 30, 2020.

(ii)	Interest revenue

Interest revenue is accrued on a time basis by reference to the principal outstanding and at the effective interest rate applicable, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to that asset’s net carrying amount.

(iii)	Research and development tax incentive

The Australian Government replaced the research and development tax concession with the research and development tax incentive from July 1, 2011. The provisions provide refundable or non-refundable tax offsets.

The research and development tax incentive applies to expenditure incurred and the use of depreciating assets in an income year commencing on or after July 1, 2011. The research and development tax incentive credit is available for our research and development activities in Australia as well as research and development activities outside of Australia to the extent such non-Australian based activities relate to intellectual property owned by our Australian resident entities do not exceed half the expenses for the relevant activities and are approved by the Australian government. A refundable tax offset is available to eligible companies with an annual aggregate turnover of less than A$20.0 million. Eligible companies can receive a refundable tax offset for a percentage of their research and development spending. For the years ended June 30, 2020 and 2019, the rate of the refundable tax offset is 43.5%.

The Group anticipates that the combined worldwide turnover of the Mesoblast Group will be in excess of A$20.0 million for the year ended June 30, 2020 making us ineligible for the refundable tax offset for the research and development tax incentive. The Group was ineligible for the refundable tax offset for the research and development tax incentive for the year ended June 30, 2019.  Consequently, no income was recognized from the Research and Development Tax Incentive program for the year ended June 30, 2020 and 2019.

The Group’s research and development activities are eligible under an Australian government tax incentive for eligible expenditure from July 1, 2011. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. At each period end management estimates and recognizes the refundable tax offset available to the Group based on available information at the time.

The receivable for reimbursable amounts that have not been collected is reflected in trade and other receivables in the Group’s consolidated balance sheets. Income associated with the research and development tax incentive is recorded in the Group’s other operating income and expenses in the Group’s consolidated income statement.

Inventories

f.Inventories

Inventories are included in the financial statements at the lower of cost (including raw materials, direct labour, other direct costs and related production overheads) and net realizable value. Pre-launch inventory is held as an asset when there is a high probability of regulatory approval for the product in accordance with IAS 2 Inventories. Before that point, a provision is made against the carrying value to its recoverable amount in accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets; the provision is then reversed at the point when a high probability of regulatory approval is determined.

The Group considers a number of factors in determining the probability of the product candidate realizing future economic benefit, including the product candidate’s current status in the regulatory approval process, results from the related pivotal clinical trial, results from meetings with relevant regulatory agencies prior to the filing of regulatory applications, the market need, historical experience, as well as potential impediments to the approval process such as product safety or efficacy, commercialization and market trends.

When a provision is made against the carrying value of pre-launch inventory the costs are recognized within Manufacturing Commercialization expenses. When the high probability threshold is met, the provision will be reversed through Manufacturing Commercialization expenses. As of June 30, 2020, there was $8.8 million of pre-launch inventory recognized on the balance sheet that was fully provided for.

Research and development undertaken internally
g.	Research and development undertaken internally

The Group currently does not have any capitalized development costs. Research expenditure is recognized as an expense as incurred. Costs incurred on development projects, which consist of preclinical and clinical trials, manufacturing development, and general research, are recognized as intangible assets when it is probable that the project will, after considering its commercial and technical feasibility, be completed and generate future economic benefits and its costs can be measured reliably.

The expenditure capitalized comprises all directly attributable costs, including costs of materials, services, direct labor and an appropriate proportion of overheads. Other development costs that do not meet these criteria are expensed as incurred. Development costs previously recognized as expenses, are not recognized as an asset in a subsequent period and will remain expensed. Capitalized development costs are recorded as intangible assets and amortized from the point at which the asset is ready for use on a straight-line basis over its useful life.

Income tax
h.	Income tax

The income tax expense or benefit for the period is the tax payable on the current period’s taxable income based on the applicable income tax rate for each jurisdiction adjusted by changes in deferred tax assets and liabilities attributable to temporary differences and to unused tax losses.

The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the end of the reporting period in the countries where the Group’s subsidiaries and associates operate and generate taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, the deferred income tax is not accounted for if it arises from initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting, nor taxable profit or loss. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the end of the reporting period and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled.

Deferred tax assets are recognized for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilize those temporary differences and losses. Deferred tax assets are only recognized to the extent that there are sufficient deferred tax liabilities unwinding.

Deferred tax liabilities and assets are not recognized for temporary differences between the carrying amount and tax bases of investments in controlled entities where the parent entity is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not reverse in the foreseeable future.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets and liabilities and when the deferred tax balances relate to the same taxation authority. Current tax assets and tax liabilities are offset where the entity has a legally enforceable right to offset and intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously.

Current and deferred tax is recognized in net loss, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the tax is also recognized in other comprehensive income or directly in equity, respectively.

Business combinations
i.	Business combinations

The acquisition method of accounting is used to account for all business combinations, regardless of whether equity instruments or other assets are acquired. The consideration transferred for the acquisition of a subsidiary comprises the fair values of the assets transferred, the liabilities incurred and the equity interests issued by the Group. The consideration transferred also includes the fair value of any asset or liability resulting from a contingent consideration arrangement and the fair value of any pre-existing equity interest in the subsidiary. Acquisition-related costs are expensed as incurred. Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are, with limited exceptions, measured initially at their fair values at the acquisition date. On an acquisition-by-acquisition basis, the Group recognizes any noncontrolling interest in the acquiree either at fair value or at the non-controlling interest’s proportionate share of the acquiree’s net identifiable assets.

The excess of the consideration transferred and the amount of any non-controlling interest in the acquiree over the fair value of the net identifiable assets acquired is recorded as goodwill. If those amounts are less than the fair value of the net identifiable assets of the subsidiary acquired and the measurement of all amounts has been reviewed, the difference is recognized directly in net loss as a bargain purchase.

Where settlement of any part of cash consideration is deferred, the amounts payable in the future are discounted to their present value as at the date of exchange. The discount rate used is the entity’s incremental borrowing rate, being the rate at which a similar borrowing could be obtained from an independent financier under comparable terms and conditions.

Contingent consideration is classified either as equity or a financial liability. Amounts classified as a financial liability are subsequently remeasured to fair value with changes in fair value recognized in profit or loss.

Impairment of assets
j.	Impairment of assets

Goodwill and intangible assets that have an indefinite useful life are not subject to amortization and are tested annually for impairment or more frequently if events or changes in circumstances indicate that they might be impaired. Other assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to dispose and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (cash-generating units). Non-financial assets (other than goodwill) that have suffered impairment are reviewed for possible reversal of the impairment at the end of each reporting period.

Cash and cash equivalents
k.	Cash and cash equivalents

For the purpose of presentation in the statement of cash flows, cash and cash equivalents includes cash on hand, deposits held at call with financial institutions, other short-term and highly liquid investments with original maturities of three months or less that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

Trade and other receivables
l.	Trade and other receivables

Trade receivables and other receivables represent the principal amounts due at balance date less, where applicable, any provision for expected credit losses. The Group uses the simplified approach to measuring expected credit losses, which uses a lifetime expected credit loss allowance. Debts which are known to be uncollectible are written off in the consolidated income statement. All trade receivables and other receivables are recognized at the value of the amounts receivable, as they are due for settlement within 60 days and therefore do not require remeasurement.

Investments and other financial assets
m.	Investments and other financial assets
(i)	Classification

The Group classifies its financial assets in the following measurement categories:

•	those to be measured subsequently at fair value (either through OCI or through profit or loss); and
•	those to be measured at amortized cost

The classification depends on the Group’s business model for managing the financial assets and the contractual terms of the cash flow. For assets measured at fair value, gains and losses will either be recorded in profit or loss or OCI. For investments in equity instruments that are not held for trading, this will depend on whether the group has made an irrevocable election at the time of initial recognition to account for the equity investment at fair value through other comprehensive income (FVOCI). See Note 5 for details about each type of financial asset.

(ii)	Recognition and derecognition

Regular way purchases and sales of financial assets are recognized on trade-date, the date on which the Group commits to purchase or sell the asset. Financial assets are derecognized when the rights to receive cash flows from the financial assets have expired or have been transferred and the Group has transferred substantially all the risks and rewards of ownership.

(iii)	Measurement

At initial recognition, the Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in profit or loss. Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.

Details on how the fair value of financial instruments is determined are disclosed in Note 5(g).

Equity instruments

The group subsequently measures all equity investments at fair value. Where the Group has elected to present fair value gains and losses on equity investments in OCI, there is no subsequent reclassification of fair value gains and losses to profit or loss following the derecognition of the investment. Dividends from such investments continue to be recognized in profit or loss as other income when the group’s right to receive payments is established.

Changes in the fair value of financial assets at FVPL are recognized in other gains/(losses) in the statement of profit or loss as applicable. Impairment losses (and reversal of impairment losses) on equity investments measured at FVOCI are not reported separately from other changes in fair value.

(iv)	Impairment

For trade receivables, the group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the receivables, see note 5(b) for further details.

Derivatives
n.	Derivatives

Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently remeasured to their fair value at the end of each reporting period.

Derivatives that do not qualify for hedge accounting

Certain derivative instruments do not qualify for hedge accounting. Changes in the fair value of any derivative instrument that does not qualify for hedge accounting are recognized immediately in profit or loss and are included in other income or other expenses.

Property, plant and equipment
o.	Property, plant and equipment

Plant and equipment are stated at historical cost less accumulated depreciation and impairment. Cost includes expenditure that is directly attributable to the acquisition of the item.

Subsequent cost are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associates with the item will flow to the Group and the cost of the item can be measured reliably.  All other repairs and maintenance are charged to profit and loss during the reporting period in which they are incurred.

Property, plant and equipment, other than freehold land, are depreciated over their estimated useful lives using the straight line method (see Note 6(a)).

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposal of plant and equipment are taken into account in determining the profit for the year.

Intangible assets
p.	Intangible assets
(i)	Goodwill

Goodwill is measured as described in Note 22(i). Goodwill on acquisition of subsidiaries is included in intangible assets (Note 6(c)). Goodwill is not amortized but it is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired, and is carried at cost less accumulated impairment losses. Gains and losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.

Goodwill is allocated to cash generating units for the purpose of impairment testing. The allocation is made to those cash generating units or groups of cash generating units that are expected to benefit from the business combination in which the goodwill arose, identified according to operating segments (Note 21).

(ii)	Trademarks and licenses

Trademarks and licenses have a finite useful life and are carried at cost less accumulated amortization and impairment losses.

(iii)	In-process research and development acquired

In-process research and development that has been acquired as part of a business acquisition is considered to be an indefinite life intangible asset on the basis that it is incomplete and cannot be used in its current form. Indefinite life intangible assets are not amortized but rather are tested for impairment annually in the third quarter of each year, or whenever events or circumstances present an indication of impairment.

In-process research and development will continue to be tested for impairment until the related research and development efforts are either completed or abandoned. Upon completion of the related research and development efforts, management determines the remaining useful life of the intangible assets and amortizes them accordingly. In order for management to determine the remaining useful life of the asset, management would consider the expected flow of future economic benefits to the entity with reference to the product life cycle, competitive landscape, obsolescence, market demand, any remaining patent useful life and various other relevant factors.

In the case of abandonment, the related research and development efforts are considered impaired and the asset is fully expensed.

(iv)	Current marketed products

Current marketed products contain products that are currently being marketed. The assets are recognized on our balance sheet as a result of business acquisitions or reclassifications from In-process research and development upon completion. Upon completion, when assets become available for use, assets are reclassified from in-process research and development to current marketed products at the historical value that they were recognized at within the in-process research and development category.

Upon reclassification to the current market products category management determines the remaining useful life of the intangible assets and amortizes them from the date they become available for use. In order for management to determine the remaining useful life of the asset, management would consider the expected flow of future economic benefits to the entity with reference to the product life cycle, competitive landscape, obsolescence, market demand, any remaining patent useful life and any other relevant factors.

Management have chosen to amortize all intangible assets with a finite useful life on a straight-line basis over the useful life of the asset. Current marketed products are tested for impairment in accordance with IAS 36 Impairment of Assets which requires testing whenever there is an indication that an asset may be impaired.

Trade and other payables
q.	Trade and other payables

Payables represent the principal amounts outstanding at balance date plus, where applicable, any accrued interest. Liabilities for payables and other amounts are carried at cost which approximates fair value of the consideration to be paid in the future for goods and services received, whether or not billed. The amounts are unsecured and are usually paid within 30 to 60 days of recognition.

Borrowings
r.	Borrowings

Borrowings are initially recognized at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortized cost. Any difference between the proceeds (net of transaction costs) and the redemption amount is recognized in profit or loss over the period of the borrowings using the effective interest method. Fees paid on the establishment of loan facilities are recognized as transaction costs of the loan to the extent that it is probable that some or all of the facility will be drawn down. If it is not probable, the fee is deferred until the draw down occurs. To the extent there is no evidence that it is probable that some or all of the facility will be drawn down, the fee is capitalized as a prepayment for liquidity services and amortized over the period of the facility to which it relates.

Borrowings are removed from the balance sheet when the obligation specified in the contract is discharged, cancelled or expired. The difference between the carrying amount of a financial liability that has been extinguished or transferred to another party and the consideration paid, including any non-cash assets transferred of liabilities assumed, is recognized in profit or loss as other income or finance costs.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the reporting period

Hercules

In March 2018, the Group entered into a loan and security agreement with Hercules, for a $75.0 million non-dilutive, four-year credit facility. The Group drew the first tranche of $35.0 million on closing and a further tranche of $15.0 million was drawn in January 2019. An additional $25.0 million may be drawn, subject to certain conditions. The loan matures in March 2022.

In August 2020, as disclosed in Note 15, the Group amended the terms of the loan to defer the commencement of principal repayments to March 2021. As at June 30, 2020, principal repayments were due to commence in October 2020 and as a result the Group recognized $24.3 million of the borrowings as a current liability, given that the terms of the loan agreement to defer principal repayments were amended subsequent to the period end. Principal repayments can be further deferred to the loan maturity date of March 2022 if certain milestones are satisfied. Interest on the loan is payable monthly in arrears on the 1st day of the month. At closing date, the interest rate was 9.45% per annum. At June 30, 2019, in line with increases in the U.S. prime rate, the interest rate was 10.45%. On August 1, September 19 and October 31, in line with the decreases in the U.S. prime rate, the interest rate on the loan decreased to 10.20%, 9.95% and 9.70%, respectively, and remains at 9.70% at June 30, 2020 in line with the amended terms of the loan agreement. As at June 30, 2020, the Group recognized $3.6 million in interest payable within twelve months as a current liability.

In the years ended June 30, 2020 and 2019, the Group recognized gains of $1.3 million and $0.4 million, respectively, in the Income Statement as remeasurement of borrowing arrangements within finance costs. These remeasurement gains relate to the adjustment of the carrying amount of our financial liability to reflect the revised estimated future cash flows from our existing credit facility.

NovaQuest

On June 29, 2018, the Group drew the first tranche of $30.0 million of the principal amount from the $40.0 million loan and security agreement with NovaQuest. There is a four-year interest only period, until July 2022, with the principal repayable in equal quarterly instalments over the remaining period of the loan. The loan matures in July 2026. Interest on the loan will accrue at a fixed rate of 15% per annum.

All interest and principal payments will be deferred until after the first commercial sale of RYONCIL for the treatment in pediatric SR-aGVHD. The Group can elect to prepay all outstanding amounts owing at any time prior to maturity, subject to a prepayment charge, and may decide to do so if net sales of RYONCIL for pediatric SR-aGVHD are significantly higher than current forecasts.

If there are no net sales of RYONCIL for pediatric SR-aGVHD, the loan is only repayable on maturity in 2026. If in any annual period 25% of net sales of RYONCIL for pediatric SR-aGVHD exceed the amount of accrued interest owing and, from 2022, principal and accrued interest owing (“the payment cap”), Mesoblast will pay the payment cap and an additional portion of excess sales which may be used for early prepayment of the loan. If in any annual period 25% of net sales of RYONCIL for pediatric SR-aGVHD is less than the payment cap, then the payment is limited to 25% of net sales of RYONCIL for pediatric SR-aGVHD. Any unpaid interest will be added to the principal amounts owing and shall accrue further interest. At maturity date, any unpaid loan balances are repaid.

Because of this relationship of net sales and repayments, changes in our estimated net sales may trigger an adjustment of the carrying amount of the financial liability to reflect the revised estimated cash flows. The carrying amount adjustment is recalculated by computing the present value of the revised estimated future cash flows at the financial instrument’s original effective interest rate. The adjustment is recognized in the Income Statement as remeasurement of borrowing arrangements within other operating income and expenses and finance costs in the period the revision is made.

As of June 30, 2020, management have assumed that RYONCIL for pediatric SR-aGVHD will obtain BLA approval at the PDUFA action date of September 30, 2020. In August 2020, as disclosed in Note 15, the ODAC of the FDA voted in favor that available data support the efficacy of RYONCIL in pediatric patients with SR-aGVHD. The ODAC is an independent panel of experts that evaluates efficacy and safety of data and makes appropriate recommendations to the FDA. Although the FDA will consider the recommendation of the panel, the final decision regarding the approval of the product is made solely by the FDA, and the recommendations by the panel are non-binding. An FDA decision could lead to a remeasurement of the carrying value of the NovaQuest borrowings as management update net sales forecasts and other key assumptions.

As at June 30, 2020, the Group has recognized a current liability of $4.5 million which represents the present value of interest payable of $4.2 million and $0.3 million loan administration fee which is payable annually in June.

In the years ended June 30, 2020 and 2019, the Group recognized losses of $0.8 million and $0.7 million, respectively, in the Income Statement as remeasurement of borrowing arrangements within other operating income. In the years ended June 30, 2020 and 2019, the Group recognized gains of $0.1 million and $Nil, respectively, in the Income Statement as remeasurement of borrowing arrangements within finance costs. These remeasurements relate to the adjustment of the carrying amount of our financial liability to reflect the revised estimated future cash flows from our existing credit facility with NovaQuest.

The carrying amount of the loan and security agreement with NovaQuest is subordinated to the Group’s floating rate loan with the senior creditor, Hercules.

Provisions
s.	Provisions

Provisions are recognized when the Group has a present legal obligation as a result of a past event, it is probable that the Group will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation.

Provisions are measured at the present value of management’s best estimate of the expenditure required to settle the present obligation at the end of the reporting period. The discount rate used to determine the present value is a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The increase in the provision due to the passage of time is recognized as interest expense.

Provisions are recorded on acquisition of a subsidiary, to the extent they relate to a subsidiary’s contingent liabilities, if it relates to a past event, regardless of whether it is probable the amount will be paid.

Employee benefits
t.	Employee benefits

A liability is recognized for benefits accruing to employees in respect of wages and salaries, bonuses, annual leave and long service leave.

Liabilities recognized in respect of employee benefits which are expected to be settled within 12 months after the end of the period in which the employees render the related services are measured at their nominal values using the remuneration rates expected to apply at the time of settlement.

Liabilities recognized in respect of employee benefits which are not expected to be settled within 12 months after the end of the period in which the employees render the related services are measured as the present value of the estimated future cash outflows to be made by the Group in respect of services provided by employees up to reporting date.

The obligations are presented as current liabilities in the balance sheet if the entity does not have an unconditional right to defer settlement for at least twelve months after the reporting period, regardless of when the actual settlement is expected to occur.

Termination benefits are payable when employment is terminated by the Group before the normal retirement date, or when an employee accepts voluntary redundancy in exchange for these benefits.  The Group recognizes termination benefits at the earlier of the following dates: when the Group can no longer withdraw the offer of those benefits and when the entity recognizes costs for a restructuring that is within the scope of IAS 37 and involves the payment of termination benefits.

Share-based payments
u.	Share-based payments

Share-based payments are provided to eligible employees, directors and consultants via the Employee Share Option Plan (“ESOP”) and the Australian Loan Funded Share Plan (“LFSP”). The terms and conditions of the LFSP are in substance the same as the employee share options and therefore they are accounted for on the same basis.

Equity-settled share-based payments with employees and others providing similar services are measured at the fair value of the equity instrument at acceptance date. Fair value is measured using the Black-Scholes model. The expected life used in the model has been adjusted, based on management’s best estimate, for the effects of non-transferability, exercise restrictions, and behavioral considerations. It does not make any allowance for the impact of any service and non-market performance vesting conditions. Further details on how the fair value of equity-settled share-based transactions has been determined can be found in Note 17.

The fair value determined at the acceptance date of the equity-settled share-based payments is expensed on a straight-line basis over the vesting period, based on management’s estimate of shares that will eventually vest, with a corresponding increase in equity. At the end of each period, the entity revises its estimates of the number of shared-based payments that are expected to vest based on the non-market vesting conditions. It recognizes the impact of the revision to original estimates, if any, in profit or loss, with a corresponding adjustment to equity.

Contributed equity
v.	Contributed equity

Ordinary shares are classified as equity.

Transaction costs arising on the issue of equity instruments are recognized separately in equity. Transaction costs are the costs that are incurred directly in connection with the issue of those equity instruments and which would not have been incurred had those instruments not been issued.

Loss per share
w.	Loss per share
(i)	Basic losses per share

Basic losses per share is calculated by dividing:

•	the loss attributable to equity holders of the Group, excluding any costs of servicing equity other than ordinary shares;
•	by the weighted average number of ordinary shares outstanding during the fiscal year, adjusted for bonus elements in ordinary shares issued during the year.
(ii)	Diluted losses per share

Diluted losses per share adjusts the figures used in the determination of basic earnings per share to take into account

•	the after income tax effect of interest and other financing costs associated with dilutive potential ordinary shares; and
•	the weighted average number of shares assumed to have been issued for no consideration in relation to dilutive potential ordinary shares.

Goods and services tax ("GST")
x.	Goods and services tax (“GST”)

Revenues, expenses and assets are recognized net of the amount of GST except where the GST incurred on a purchase of goods and services is not recoverable from the taxation authority, in which case the GST is recognized as part of the cost of acquisition of the asset or as part of the expense.

Receivables and payables are stated with the amount of GST included. The net amount of GST recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the Balance Sheet.

Cash flows are included in the statement of cash flow on a gross basis. The GST component of cash flows arising from investing and financing activities, which is recoverable from, or payable to, the taxation authority, are classified as operating cash flows.

Rounding of amounts
y.	Rounding of amounts

Our company is of a kind referred to in ASIC Corporations (Rounding in Financial/Directors’ Reports) Instrument 2016/191, issued by the Australian Securities and Investments Commission, relating to the ‘rounding off’ of amounts in the financial report. Unless mentioned otherwise, amounts within this report have been rounded off in accordance with that Legislative Instrument to the nearest thousand dollars, or in certain cases, to the nearest dollar.